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                                      FORM 8-A

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                  REGENCY BANCORP
                     -----------------------------------------
                (Exact name of registrant as specified in its charter)

                    CALIFORNIA                        77-0378956
      -----------------------------------------------------------------------
   (State of incorporation or organization)(I.R.S.  Employer Identification No.)


               7060 N. FRESNO STREET         FRESNO, CALIFORNIA 93720
               ------------------------------------------------------
                 (Address of principal executive offices)(Zip Code)


     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------

            NONE



     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.   / /

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.   /X/

     Securities Act registration statement to which this form relates: _____ (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:

                                     COMMON STOCK
--------------------------------------------------------------------------------
                                  (Title of class)


--------------------------------------------------------------------------------
                                   (Title of class)

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        INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     See information under the heading "CAPITAL STOCK OF BANCORP AND THE BANK" on pages 29-32 of the Company's Registration Statement No. 33-82150 on Form S-4 ( the "S-4") filed with the Commission on July 27, 1994, which information is incorporated here by reference.

ITEM 2. EXHIBITS.

          EX.1   SPECIMEN COPY OF COMMON STOCK CERTIFICATE

          See Exhibit 4.1 to the S-4, which exhibit is incorporated by reference.



                                      SIGNATURE

     Pursuant to the requirements of the Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           REGENCY BANCORP
                                   ------------------------------
                                             (Registrant)


Date: 2/13/98                  By:  /s/ Steven F. Hertel
                                   ------------------------------
                                        Steven F. Hertel
                               President and Chief Executive Officer